EXHIBIT 10.12



SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT (this "Amendment") dated as of April 8,
1997 is by and among the several borrowers (each a "Borrower" and collectively, "Borrowers") listed on the signature pages hereto and CoreStates Bank, N.A. (the "Bank").

BACKGROUND

(A) Borrowers and the Bank are parties to a certain Loan Agreement dated as of November 16, 1995 (the "Original Loan Agreement"), as amended by a certain First Amendment to Loan Agreement dated as of July 31, 1996 (the "First Amendment"; the Original Loan Agreement and the First Amendment collectively, the "Loan Agreement").

(B) Borrowers have requested and the Bank is agreeable to amending certain financial covenants set forth in the Loan Agreement.

(C) The parties, therefore, are entering into the following Amendment for such purposes and to otherwise amend the Loan Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms not otherwise defined in this Amendment will have the meanings herein given to such terms in the Loan Agreement.

2. Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

(A) The following definitions are hereby added to the Loan Agreement:

"EBIT" means for any fiscal quarter of Peak, the Net Income of Peak and its Subsidiaries on a Consolidated basis, plus the interest expense and income tax expense of Peak and its Subsidiaries on a Consolidated basis for such period.

"Interest Coverage Ratio" means the ratio of (A) EBIT to (B) the interest expense of Peak and its Subsidiaries on a Consolidated basis for any fiscal quarter of Peak.

(B) Section 5.18 of the Loan Agreement is hereby amended in its entirety to read as follows:

SECTION 5.18  Current Ratio.  The Borrowers will not permit the
Current Ratio to be less than the applicable ratio set forth in the following table:


During this period:
The Current Ratio
shall not be less than:
From the Closing Date through 6/30/97

1.00 to 1.00
From 7/1/97 through 12/31/97

1.05 to 1.00
From 1/1/98 through 3/31/98

1.10 to 1.00
From 4/1/98 and thereafter

1.20 to 1.00

(D) Section 5.19 of the Loan Agreement is hereby amended in its entirety to read as follows:

SECTION 5.19 Funded Debt Ratio.  The Borrowers will not permit the
Funded Debt Ratio determined as of the last day of any fiscal quarter of Peak to be greater than 4.0 to 1.0, provided that for the fiscal quarters of Peak ending December 31, 1996 and March 31, June 30 and September
30, 1997, the financial covenant contained in this Section 5.19 shall not apply.

(E) Section 5.21 of the Loan Agreement is hereby amended in its entirety to read as follows:

SECTION 5.21 Fixed Charge Coverage Ratio. The Borrowers will not permit the Fixed Charge Coverage Ratio determined as of the last day of any fiscal quarter of Peak to be less than 1.25 to 1.00, provided that for the fiscal quarters of Peak ending December 31, 1996 and March 31, June
30 and September 30, 1997, the financial covenant contained in this
Section 5.21 shall not apply.

(F) A new Section 5.21A is hereby added to the Loan Agreement to read in its entirety as follows:

SECTION 5.21A Interest Coverage Ratio. The Borrowers will not permit the Interest Coverage Ratio determined as of the last day of the fiscal quarters of Peak ending June 30 and September 30, 1997 to be less than
2.5 to 1.0 and 4.0 to 1.0, respectively.

3. Adjustment to Applicable Margin for LIBO Loans. Notwithstanding anything to the contrary in the Loan Agreement, the Applicable Margin for LIBO Loans shall be 2.25% until the end of the first fiscal quarter of Peak in which Borrowers comply with each of the financial covenants set forth in the Original Loan Agreement, on which date the Applicable
Margin for LIBO Loans shall be determined as set forth in the Loan
Agreement.

4. Amendment Fee. In addition to the fees payable or reimbursable to the Bank pursuant to paragraph 7 below, Borrowers shall pay to the Bank an amendment fee of $25,000 within 5 business days of the date hereof, which fee shall be deemed fully earned and non-refundable when due.

5. Confirmation of Representations and Warranties. In order to induce the Bank to enter into this Amendment, each Borrower hereby confirms, represents and warrants (A) that the representations and warranties set forth in the Loan Agreement are accurate on and as of the date hereof as though made on and as of this date (or, to the extent any such representation or warranty expressly relates to a specific date, as of such specific date) except for changes permitted in the Loan Agreement or in writing by the Bank; and

(B) No Event of Default or Unmatured Event of Default shall have occurred and be continuing or will result from the execution by Borrowers of this Amendment or any other document contemplated herein.

6. No Waiver; Acknowledgment of each Borrower.  With the exception of
(A) written waivers granted by the Bank to the Borrowers prior to the date hereof and (B) any Unmatured Event of Default or Event of Default arising from Borrowers' failure to comply with Sections 5.18, 5.19 and
5.21 of the Loan Agreement that existed immediately before, but were cured as a result of, the execution of this Amendment, no Unmatured
Event of Default or Event of Default existing on the date hereof or having occurred prior hereto shall be deemed to have been waived by the Bank by reason of entering into this Amendment. Each Borrower acknowledges its indebtedness presently owed by such Borrower to the Bank and hereby reaffirms its obligation to pay such indebtedness to the Bank in full according to the terms of the Loan Agreement. Each Borrower confirms that it has no defenses, setoffs, or counterclaims to the exercise by the Bank of its remedies under the Loan Agreement or applicable law.

7. Payment of Fees and Expenses. Each Borrower agrees to pay on demand or to reimburse the Bank, and to save the Bank harmless against liability for payment of, all the reasonable out-of-pocket expenses arising in connection with the review, preparation and enforcement of this Amendment (including, without limitation, the reasonable fees and expenses of counsel to the Bank).

8. Continuation of Provisions. The Loan Agreement shall remain in full force and effect except to the extent amended hereby. From and after the date that this Amendment becomes effective, any reference in the Loan Agreement or similar term, shall be and mean a reference to the Loan Agreement as amended hereby and as the same may be further amended, modified or supplemented from time to time.

9. Miscellaneous.

(A) This Amendment and the First Amendment contain all of the modifications to the Loan Agreement. No further modifications shall be deemed effective, unless in writing executed in accordance with the Agreement.

(B) This Amendment shall be binding upon the parties hereto, their successors and assigns.

(C) This Amendment shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each Borrower and the Bank have caused this Amendment to be duly executed by their respective duly authorized officers as of the date first above written.

THE PEAK TECHNOLOGIES
GROUP, INC., in its own behalf and as agent for the Borrowers

By: /s/ Nicholas R.H. Toms
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Title:  Chief Executive Officer
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PEAK TECHNOLOGIES, INC.

By: /s/ Nicholas R.H. Toms
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Title:  Chief Executive Officer
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TELPAR, INC.

By: /s/ Nicholas R.H. Toms
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Title:  Chief Executive Officer
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PEAK TECHNOLOGIES UK LIMITED

By: /s/ Nicholas R.H. Toms
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Title:  Chief Executive Officer
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BARCODE BC SYSTEME (SWITZERLAND)

By: /s/ Nicholas R.H. Toms
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Title:  Chief Executive Officer
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SASS COMPUTERS GMBH (GERMANY)

By: /s/ Nicholas R.H. Toms
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Title:  Chief Executive Officer
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PEAK TECHNOLOGIES GROUP, INC., in its capacity as agent for the
Borrowers

By: /s/ Nicholas R.H. Toms
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Title:  Chief Executive Officer
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PEAK TECHNOLOGIES AS (NORWAY)

By: /s/ Nicholas R.H. Toms
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Title:  Chief Executive Officer
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PEAK TECHNOLOGIES HOLDINGS GMBH (GERMANY)

By: /s/ Nicholas R.H. Toms
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Title:  Chief Executive Officer
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PEAK TECHNOLOGIES SA (FRANCE)

By: /s/ Nicholas R.H. Toms
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Title:  Chief Executive Officer
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PEAK TECHNOLOGIES CANADA LIMITED

By: /s/ Nicholas R.H. Toms
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Title:  Chief Executive Officer
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PEAK TECHNOLOGIES BV (BENELUX)

By: /s/ Nicholas R.H. Toms
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Title:  Chief Executive Officer
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CORESTATES BANK, N.A.

By: /s/ Keith Harding
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Title:  Vice-President
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